UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2024

NRG ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-15891 (Commission File Number)	41-1724239 (IRS Employer Identification No.)

910 Louisiana Street, Houston, Texas 77002

(Address of principal executive offices, including zip code)

(713) 537-3000
(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	NRG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

NRG Energy Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on April 25, 2024. Set forth below are the final voting results for each of the proposals submitted to a vote of the stockholders.

(a) Proposal 1 — Election of thirteen directors

Name	Votes For	Votes Against	Abstentions	Broker Non- Votes
E. Spencer Abraham	141,339,017	18,502,068	191,063	15,121,158
Antonio Carrillo	155,646,746	4,170,658	214,744	15,121,158
Matthew Carter, Jr.	154,970,890	4,847,653	213,605	15,121,158
Lawrence S. Coben	154,290,385	5,528,216	213,547	15,121,158
Heather Cox	148,234,163	11,657,850	140,135	15,121,158
Elisabeth B. Donohue	158,241,557	1,639,100	151,491	15,121,158
Marwan Fawaz	159,183,537	631,362	217,249	15,121,158
Kevin T. Howell	159,717,875	122,556	191,717	15,121,158
Paul W. Hobby	152,210,993	7,630,120	191,035	15,121,158
Alex Pourbaix	140,391,165	19,424,607	216,376	15,121,158
Alexandra Pruner	158,849,577	1,034,306	148,265	15,121,158
Anne C. Schaumburg	153,757,889	6,146,365	127,894	15,121,158
Marcie C. Zlotnik	159,271,156	617,055	143,937	15,121,158

With respect to the foregoing Proposal 1, all thirteen directors were elected and each received the affirmative vote of a majority of the votes cast at the Annual Meeting.

(b) Proposal 2 — Advisory vote on the compensation of the Company’s named executive officers

Votes For	Votes Against	Abstentions	Broker Non-Votes
127,017,858	32,802,735	211,555	15,121,158

The foregoing Proposal 2 was approved.

(c) Proposal 3 — Ratification of the Appointment of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for the 2024 fiscal year

Votes For	Votes Against	Abstentions	Broker Non-Votes
171,547,172	3,495,038	111,096	–

The foregoing Proposal 3 was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRG Energy, Inc.
(Registrant)

By:	/s/ Christine A. Zoino
Christine A. Zoino
Corporate Secretary

Dated: April 29, 2024